Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2024	2025
	USD	USD
Cost:
Office equipment and furniture	$366,733	$382,790
Transportation vehicles	54,212	56,586
Total cost	$420,945	$439,376
Less: Accumulated depreciation	(370,062)	(398,612)
Property and equipment, net	$50,883	$40,764